SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                   FORM 8-K/A

                CURRENT REPORT PURSUANT TO SECTION 13 OR 15(d) OF
                       THE SECURITIES EXCHANGE ACT OF 1934

        DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED):  October 25, 2005

                     Merrill Lynch Mortgage Investors, Inc.
                 (Exact name of registrant specified in Charter)

             Delaware                 333-127233-05        13-3416059
  (State or other jurisdiction of      (Commission        (IRS Employer
           incorporation)              File Number)    Identification No.)

            250 Vesey Street
  4 World Financial Center 10th Floor
           New York, New York                                        10080
(Address of principal executive offices)                           Zip Code

           REGISTRANT'S TELEPHONE, INCLUDING AREA CODE: (212) 449-0357

                                    No Change
         (Former name and former address, if changed since last report)


Check the appropriate box below if the Form 8-K/A filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

     [] Written communications pursuant to Rule 425 under the Securities Act (17
        CFR 230.425)

     [] Soliciting  material  pursuant to Rule 14a-12(b)  under the Exchange Act
        (17 CFR 240.14a-12(b))

     [] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

     [] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.1   Other Events.

     This current report and exhibit on Form 8-K/A relates to the monthly distribution to the holders of Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-AB2 pursuant to the terms of the Pooling and Servicing Agreement, dated as of September 1, 2005 among Merrill Lynch Mortgage Investors, Inc., as depositor, Wilshire Credit Corporation, as servicer, and JPMorgan Chase Bank, N.A., as trustee.

On October 25, 2005 Restatement distribution was made to the Certificateholders. Specific information with respect to the distribution is filed as Exhibit 99.1.

Item 9.1.   Financial Statements and Exhibits.

          (a)   Not applicable.

          (b)   Not applicable.

          (c)   The following exhibits are filed as part of this report:

             Restatement to Certificateholders on October 25, 2005 is filed as
             Exhibit 99.1 hereto.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the person undersigned hereunto duly authorized.

                        Specialty Underwriting and Residential Finance Trust Mortgage Loan Asset-Backed Certificates, Series 2005-AB2

                        JPMORGAN CHASE BANK, N.A., not in its
                        individual capacity but solely as Trustee under the Agreement referred to herein

                    By: /s/  Andrew Cooper
                        --------------------------------------------
                        Andrew Cooper
                        Assistant Vice President

                  Date: December 8, 2005

INDEX TO EXHIBITS


      Exhibit
      Number             Description of Exhibits

        99.1             Monthly Certificateholder Restatement on
                         October 25, 2005

Exhibit 99.1


              Specialty Underwriting and Residential Finance Trust
            Mortgage Loan Asset-Backed Certificates, Series 2005-AB2
                       Restatement to Certificate Holders
                                October 25, 2005
                              NON-PAYMENT REVISION

----------------------------------------------------------------------------------------------------------------------------------
                            DISTRIBUTION IN DOLLARS
----------------------------------------------------------------------------------------------------------------------------------
             ORIGINAL          BEGINNING                                                                                ENDING
               FACE           PRINCIPAL                                                    REALIZED      DEFERRED     PRINCIPAL
CLASS         VALUE            BALANCE         PRINCIPAL       INTEREST        TOTAL        LOSSES       INTEREST       BALANCE
----------------------------------------------------------------------------------------------------------------------------------
A1A      137,776,000.00    137,776,000.00   7,706,372.20      593,681.38    8,300,053.58      0.00        0.00       130,069,627.80
A1B       92,092,000.00     92,092,000.00           0.00      413,199.41      413,199.41      0.00        0.00        92,092,000.00
A1C       33,060,000.00     33,060,000.00           0.00      152,741.98      152,741.98      0.00        0.00        33,060,000.00
A1D       29,214,000.00     29,214,000.00     856,267.85      133,025.30      989,293.15      0.00        0.00        28,357,732.15
M1         7,444,000.00      7,444,000.00           0.00       34,888.62       34,888.62      0.00        0.00         7,444,000.00
M2         6,782,000.00      6,782,000.00           0.00       31,936.66       31,936.66      0.00        0.00         6,782,000.00
M3         4,631,000.00      4,631,000.00           0.00       22,013.36       22,013.36      0.00        0.00         4,631,000.00
M4         3,473,000.00      3,473,000.00           0.00       16,856.13       16,856.13      0.00        0.00         3,473,000.00
M5         2,812,000.00      2,812,000.00           0.00       13,804.20       13,804.20      0.00        0.00         2,812,000.00
M6         1,654,000.00      1,654,000.00           0.00        8,211.43        8,211.43      0.00        0.00         1,654,000.00
B1         3,308,000.00      3,308,000.00           0.00       18,260.64       18,260.64      0.00        0.00         3,308,000.00
B2         3,308,000.00      3,308,000.00           0.00       20,208.68       20,208.68      0.00        0.00         3,308,000.00
B3         3,308,000.00      3,308,000.00           0.00       16,454.51       16,454.51      0.00        0.00         3,308,000.00
P                  0.00              0.00           0.00      154,039.79      154,039.79      0.00        0.00                 0.00
R                100.00            100.00         100.00            0.43          100.43      0.00        0.00                 0.00
TOTALS   328,862,100.00    328,862,100.00   8,562,740.05    1,629,322.52   10,192,062.57      0.00        0.00       320,299,359.95

C                  0.00              0.00           0.00      162,993.66      162,993.66      0.00        0.00                 0.00
---------------------------------------------------------------------------------------------------------------------------------

----------------------------------------------------------------------------------------------------------------------------------
                     FACTOR INFORMATION PER $1000 OF ORIGINAL FACE                                          PASS-THROUGH RATES
---------------------------------------------------------------------------------------------------------   ----------------------
                        BEGINNING                                                             ENDING                    CURRENT
CLASS     CUSIP         PRINCIPAL          PRINCIPAL      INTEREST          TOTAL            PRINCIPAL       CLASS  PASS-THRU RATE
---------------------------------------------------------------------------------------------------------   ----------------------
A1A       84751PGF0   1,000.00000000      55.93406834     4.30903336      60.24310170      944.06593166       A1A      3.878130 %
A1B       84751PGG8   1,000.00000000       0.00000000     4.48681112       4.48681112    1,000.00000000       A1B      4.038130 %
A1C       84751PGH6   1,000.00000000       0.00000000     4.62014459       4.62014459    1,000.00000000       A1C      4.158130 %
A1D       84751PGJ2   1,000.00000000      29.31018861     4.55347778      33.86366639      970.68981139       A1D      4.098130 %
M1        84751PGK9   1,000.00000000       0.00000000     4.68681085       4.68681085    1,000.00000000       M1       4.218130 %
M2        84751PGL7   1,000.00000000       0.00000000     4.70903273       4.70903273    1,000.00000000       M2       4.238130 %
M3        84751PGM5   1,000.00000000       0.00000000     4.75347873       4.75347873    1,000.00000000       M3       4.278130 %
M4        84751PGN3   1,000.00000000       0.00000000     4.85347826       4.85347826    1,000.00000000       M4       4.368130 %
M5        84751PGP8   1,000.00000000       0.00000000     4.90903272       4.90903272    1,000.00000000       M5       4.418130 %
M6        84751PGQ6   1,000.00000000       0.00000000     4.96458888       4.96458888    1,000.00000000       M6       4.468130 %
B1        84751PGR4   1,000.00000000       0.00000000     5.52014510       5.52014510    1,000.00000000       B1       4.968130 %
B2        84751PGS2   1,000.00000000       0.00000000     6.10903265       6.10903265    1,000.00000000       B2       5.498130 %
B3        84751PGT0   1,000.00000000       0.00000000     4.97415659       4.97415659    1,000.00000000       B3       4.476740 %
R         84751PHM4   1,000.00000000   1,000.00000000     4.30000000   1,004.30000000        0.00000000       R        3.878130 %
TOTALS                1,000.00000000      26.03747908     4.95442473      30.99190381      973.96252092
---------------------------------------------------------------------------------------------------------   ----------------------


IF THERE, ARE ANY QUESTIONS OR PROBLEMS WITH THIS RESTATEMENT PLEASE CONTACT THE ADMINISTRATOR LISTED BELOW:

                                 Belen Bautista
               JPMorgan Chase Bank, N.A. - Structured Finance Services
                          4 New York Plaza, 6th Floor,
                            New York, New York 10004
                              Tel: (212) 623-4497
                              Fax: (212) 623-5930


Section 4.05(a)(i)              Scheduled Principal                                                                 198,803.38
                                Principal Prepayments                                                             8,364,223.67
                                Repurchased Principal                                                                     0.00
                                Prepayment Penalties                                                                154,039.79
                                Principal Stop Advance                                                                  287.00

Section 4.05(a)(v)              Total Beginning Number of Loans                                                          1,673
                                Total Ending Number of Loans                                                             1,633
                                Total Ending Collateral Balance                                                 322,288,733.29

Section 4.05(a)                 O/C Amount                                                                        1,989,373.34
                                Targeted O/C Amount                                                               1,985,110.56
                                O/C Deficiency Amount                                                                     0.00
                                Monthly Excess Interest                                                             162,993.66
                                Monthly Excess Cash Flow Amount                                                     162,993.66
                                Extra Principal Distribution Amount                                                       0.00

Section 4.05(a)(vi)             Servicing Fee                                                                       137,854.90
                                PMI Fee                                                                              74,818.98
                                PMI Tax Fee                                                                               0.00

Section 4.05(a)(viii)           Current Advances                                                                          0.00

Section 4.05(a)(ix)             Cumulative Realized Loss Amount                                                           0.00

                                Cumulative Class M1 Applied Realized Loss Amount                                          0.00
                                Cumulative Class M2 Applied Realized Loss Amount                                          0.00
                                Cumulative Class M3 Applied Realized Loss Amount                                          0.00
                                Cumulative Class M4 Applied Realized Loss Amount                                          0.00
                                Cumulative Class M5 Applied Realized Loss Amount                                          0.00
                                Cumulative Class M6 Applied Realized Loss Amount                                          0.00
                                Cumulative Class B1 Applied Realized Loss Amount                                          0.00
                                Cumulative Class B2 Applied Realized Loss Amount                                          0.00
                                Cumulative Class B3 Applied Realized Loss Amount                                          0.00

Section 4.05(a)(x)              Current Realized Loss Amount                                                              0.00

                                Current Class M1 Applied Realized Loss Amount                                             0.00
                                Current Class M2 Applied Realized Loss Amount                                             0.00
                                Current Class M3 Applied Realized Loss Amount                                             0.00
                                Current Class M4 Applied Realized Loss Amount                                             0.00
                                Current Class M5 Applied Realized Loss Amount                                             0.00
                                Current Class M6 Applied Realized Loss Amount                                             0.00
                                Current Class B1 Applied Realized Loss Amount                                             0.00
                                Current Class B2 Applied Realized Loss Amount                                             0.00
                                Current Class B3 Applied Realized Loss Amount                                             0.00

Section 4.05(a)(xi)             Loans Delinquent
                                Group 1
                                                                     Principal
                                Category         Number               Balance          Percentage
                                1 Month              9            1,733,215.99             0.54 %
                                2 Month              2              214,599.99             0.07 %
                                3 Month              0                    0.00             0.00 %
                                Total               11            1,947,815.98             0.61 %


Section 4.05(a)(xi)             Loans in Foreclosure
                                Group 1
                                                        Principal
                                Number                  Balance                          Percentage
                                    0                       0.00                            0.00 %

Section 4.05(a)(xi)             Loans in Bankruptcy
                                Group 1
                                                        Principal
                                Number                  Balance                          Percentage
                                    4                   488,314.66                           0.15 %

Section 4.05(a)(xiii)           Loans in REO
                                Group 1
                                                        Principal
                                Number                  Balance                          Percentage
                                    0                       0.00                            0.00 %


Section 4.05(a)(xv)             Has the Step Down Trigger Occurred?                                                           NO


                                Rolling 3 Month Prior Delinquency Percentage                                                 N/A

                                Cumulative Realized Losses as a Percentage of Original Collateral Balance             0.000000 %

Section 4.05(a)(xvi)            Class A1a Interest Carryforward Amount                                                      0.00
                                Class A1b Interest Carryforward Amount                                                      0.00
                                Class A1c Interest Carryforward Amount                                                      0.00
                                Class A1d Interest Carryforward Amount                                                      0.00
                                Class M1 Interest Carryforward Amount                                                       0.00
                                Class M2 Interest Carryforward Amount                                                       0.00
                                Class M3 Interest Carryforward Amount                                                       0.00
                                Class M4 Interest Carryforward Amount                                                       0.00
                                Class M5 Interest Carryforward Amount                                                       0.00
                                Class M6 Interest Carryforward Amount                                                       0.00
                                Class B1 Interest Carryforward Amount                                                       0.00
                                Class B2 Interest Carryforward Amount                                                       0.00
                                Class B3 Interest Carryforward Amount                                                       0.00
                                Class R Interest Carryforward Amount                                                        0.00

Section 4.05(a)(xvii)           Class A1a Interest Carryover Amount Paid                                                    0.00
                                Class A1b Interest Carryover Amount Paid                                                    0.00
                                Class A1c Interest Carryover Amount Paid                                                    0.00
                                Class A1d Interest Carryover Amount Paid                                                    0.00
                                Class M1 Interest Carryover Amount Paid                                                     0.00
                                Class M2 Interest Carryover Amount Paid                                                     0.00
                                Class M3 Interest Carryover Amount Paid                                                     0.00
                                Class M4 Interest Carryover Amount Paid                                                     0.00
                                Class M5 Interest Carryover Amount Paid                                                     0.00
                                Class M6 Interest Carryover Amount Paid                                                     0.00
                                Class B1 Interest Carryover Amount Paid                                                     0.00
                                Class B2 Interest Carryover Amount Paid                                                     0.00
                                Class B3 Interest Carryover Amount Paid                                                     0.00
                                Class R Interest Carryover Amount Paid                                                      0.00

Section 4.05(a)(xviii)          Repurchased Principal                                                                       0.00


Section 4.05(a)                 Weighted Average Mortgage Rate for All Loans                                          6.713400 %
                                Weighted Average Term to Maturity                                                            351

Section 4.05(a)                 Total Class Interest Accrual Relief Act Reduction                                           0.00
                                Class A1a Interest Accrual Relief Act Reduction                                             0.00
                                Class A1b Interest Accrual Relief Act Reduction                                             0.00
                                Class A1c Interest Accrual Relief Act Reduction                                             0.00
                                Class A1d Interest Accrual Relief Act Reduction                                             0.00
                                Class M1 Interest Accrual Relief Act Reduction                                              0.00
                                Class M2 Interest Accrual Relief Act Reduction                                              0.00
                                Class M3 Interest Accrual Relief Act Reduction                                              0.00
                                Class M4 Interest Accrual Relief Act Reduction                                              0.00
                                Class M5 Interest Accrual Relief Act Reduction                                              0.00
                                Class M6 Interest Accrual Relief Act Reduction                                              0.00
                                Class B1 Interest Accrual Relief Act Reduction                                              0.00
                                Class B2 Interest Accrual Relief Act Reduction                                              0.00
                                Class B3 Interest Accrual Relief Act Reduction                                              0.00
                                Class R Interest Accrual Relief Act Reduction                                               0.00

Section 4.05(a)                 Net Prepayment Interest Shortfalls                                                          0.00
                                Class A1a Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                                Class A1b Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                                Class A1c Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                                Class A1d Interest Accrual Prepayment Interest Shortfall Reduction                          0.00
                                Class M1 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                                Class M2 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                                Class M3 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                                Class M4 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                                Class M5 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                                Class M6 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                                Class B1 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                                Class B2 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                                Class B3 Interest Accrual Prepayment Interest Shortfall Reduction                           0.00
                                Class R Interest Accrual Prepayment Interest Shortfall Reduction                            0.00

                                Beginning Cap Contract Balance                                                    325,554,000.00
                                Current Period Cap Contract Amount                                                          0.00
                                Cap Contract Amount Paid as Adjustable Rate Certificate Carryover                           0.00
                                Cap Contract Amount Paid to C Class                                                         0.00
                                Ending Cap Contract Balance                                                       325,554,000.00

Section 4.05(a)                 Class A1A Floating Rate Certificate Carryover Paid                                          0.00
                                Class A1A Floating Rate Certificate Carryover Remaining                                     0.00

                                Class A1B Floating Rate Certificate Carryover Paid                                          0.00
                                Class A1B Floating Rate Certificate Carryover Remaining                                     0.00

                                Class A1C Floating Rate Certificate Carryover Paid                                          0.00
                                Class A1C Floating Rate Certificate Carryover Remaining                                     0.00

                                Class A1D Floating Rate Certificate Carryover Paid                                          0.00
                                Class A1D Floating Rate Certificate Carryover Remaining                                     0.00

                                Class Class M1 Floating Rate Certificate Carryover Paid                                     0.00
                                Class M1 Floating Rate Certificate Carryover Remaining                                      0.00

                                Class M2 Floating Rate Certificate Carryover Paid                                           0.00
                                Class M2 Floating Rate Certificate Carryover Remaining                                      0.00

                                Class M3 Floating Rate Certificate Carryover Paid                                           0.00
                                Class M3 Floating Rate Certificate Carryover Remaining                                      0.00

                                Class M4 Floating Rate Certificate Carryover Paid                                           0.00
                                Class M4 Floating Rate Certificate Carryover Remaining                                      0.00

                                Class M5 Floating Rate Certificate Carryover Paid                                           0.00
                                Class M5 Floating Rate Certificate Carryover Remaining                                      0.00

                                Class M6 Floating Rate Certificate Carryover Paid                                           0.00
                                Class M6 Floating Rate Certificate Carryover Remaining                                      0.00

                                Class B1 Floating Rate Certificate Carryover Paid                                           0.00
                                Class B1 Floating Rate Certificate Carryover Remaining                                      0.00

                                Class B2 Floating Rate Certificate Carryover Paid                                           0.00
                                Class B2 Floating Rate Certificate Carryover Remaining                                      0.00

                                Class B3 Floating Rate Certificate Carryover Paid                                           0.00
                                Class B3 Floating Rate Certificate Carryover Remaining                                      0.00

                                Class R Floating Rate Certificate Carryover Paid                                            0.00
                                Class R Floating Rate Certificate Carryover Remaining                                       0.00

Section 4.05(a)                 Available Funds                                                                    10,201,016.43
                                Interest Remittance Amount                                                          1,638,276.38
                                Principal Remittance Amount                                                         8,562,740.05

Sec 4.06(ii) Class C Distributable Amount                                                                             162,993.66

Interest Earnings on Certificate Account Paid to Seller                                                                     0.00


Copyright  2005 J.P. Morgan Chase & Co. All rights reserved.